    As filed with the Securities and Exchange Commission on October 7, 1997

                                                  Registration No. 333-_________
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                              ------------------
                                   FORM S-8

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                             CAPITAL RE CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

       Delaware                                           52-1567009
---------------------------------           ------------------------------------
  (State or other jurisdiction              (I.R.S. employer identification no.)
of incorporation or organization)

                          1325 Avenue of the Americas
                           New York, New York  10019
                   ----------------------------------------
                   (Address of principal executive offices)

            ------------------------------------------------------

            Capital Re Corporation 1997 Employee Stock Option Plan
                Capital Re Corporation Performance Share Plan
 Capital Re Corporation Annual Incentive Plan for Covered Executive Officers


            ------------------------------------------------------
                            (Full title of the plan)

                                Alan S. Roseman
                             Capital Re Corporation
                            1325 Avenue of Americas
                           New York, New York  10019
                                 (212) 974-0100

            ------------------------------------------------------
(Name, address and telephone number, including area code, of agent for service)

                                    Copy to:
                               Michael J. Silver
                             Hogan & Hartson L.L.P.
                            111 South Calvert Street
                           Baltimore, Maryland  21202
                                 (410) 659-2700

                        CALCULATION OF REGISTRATION FEE

==================================================================================================================================
                                                             Proposed                       Proposed
Title of securities             Amount to be              maximum offering             maximum aggregate            Amount of
to be registered                 registered              price per share (2)           offering price (2)     registration fee (2)
----------------------------------------------------------------------------------------------------------------------------------
Common Stock, par                1,500,000                $60.625                         $ 90,937,500             $27,556.82
value $.01(1)
==================================================================================================================================

(1) An indeterminable number of plan interests in the Capital Re Corporation Performance Share Plan and Capital Re Corporation Annual Incentive Plan for Covered Executive Officers are also being registered.
(2) Estimated pursuant to Rule 457(c) and (h) solely for purposes of calculating the amount of the registration fee, based on the average of the high and low prices per share of Capital Re Corporation Common Stock, par value $.01 per share, on October 1, 1997, as reported on the New York Stock Exchange.

                                        Exhibit Index Appears on page 7

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

           The documents containing the information specified in Part I will be separately sent or given to employees participating in the Capital Re Corporation 1997 Employee Stock Option Plan (the "Employee Plan"), Capital Re Corporation Performance Share Plan (the "Share Plan") and the Capital Re Corporation Annual Incentive Plan for Covered Executive Officers (collectively the "Plans"), as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). In accordance with the instructions to Part I of Form S-8, such documents will not be filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.    Incorporation of Documents by Reference.

           Capital Re Corporation (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents filed by it with the Commission:

           (a) The Registrant's Form 10-K for the fiscal year ended December 31, 1996;

           (b) The description of the Registrant's Common Stock, $.01 par value per share (the "Common Stock"), contained in the Registrant's Registration Statement on Form 8-A filed with the Commission on January 27, 1992;

           (c) The Registrant's Form 10-Q for the fiscal quarter ended March 31, 1997; and

           (d) The Registrant's Form 10-Q for the fiscal quarter ended June 30, 1997

           In addition, all documents and reports filed by the Registrant subsequent to the date hereof pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act, and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part of hereof from the date of filing of such documents or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequent filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


Item 4.    Description of Securities.

           Not applicable (the Common Stock is registered under Section 12(b) of the Exchange Act).


Item 5.    Interests of Named Experts and Counsel.

           Not applicable.

Item 6.    Indemnification of Directors and Officers.

           Item 15 of Part II of the Registration Statement of the Registrant on Form S-3 (Registration No. 33-99896) is hereby incorporated by reference into this Registration Statement.

                            *          *          *

           Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities is asserted by such person in connection with the offering of the Common Stock (other than for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of the issue.


Item 7.    Exemption from Registration Claimed.

           [Not applicable.]


Item 8.    Exhibits.

           Exhibit
           Number    Description
           ------    -----------
           3.1*      Certificate of Incorporation of Registrant (filed as
                     Exhibit 3.01 to the Registrant's Registration Statement on
                     Form S-1 (File No. 33-45286) and incorporated herein by
                     reference).

           3.2*      Bylaws of Registrant (filed as Exhibit 3.02 to the Form S-1
                     (File No. 33-45286) and incorporated herein by reference).

           4.1* Specimen Common Stock Certificate (filed as Exhibit 4.01 to the Registrant's Form S-1 and incorporated herein by reference).

           5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities being registered.

           10.1      1997 Employee Stock Option Plan.

           10.2      Capital Re Corporation Performance Share Plan.

           10.3      Capital Re Corporation Annual Incentive Plan for Covered
                     Executive Officers.

           23.1      Consent of Ernst & Young LLP Independent Auditors.

           23.2 Consent of Hogan & Hartson L.L.P. (included in their opinion filed as Exhibit 5.1 hereto).

           24.1      Power of Attorney (included on signature page).

           99.2      Section 145 of the Delaware General Corporation Law.

*incorporated by reference

Item 9.    Undertakings.

           The undersigned Registrant hereby undertakes:

           (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                       (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                       (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                       (iii) To include any material information with respect to
                 the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

                 Provided, however, that paragraphs (a)(i) and (a)(ii) do not
                 -----------------
     apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

     (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
             ---------

     (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.


           The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration

Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           The undertaking concerning indemnification is set forth under the response to Item 6.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on October 7, 1997.

                                       CAPITAL RE CORPORATION


                                       By: /s/  Michael E. Satz
                                           -----------------------------
                                           Michael E. Satz
                                           Chairman and Chief Executive Officer



                               POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael E. Satz, Alan S. Roseman and Michael J. Silver jointly and severally, each in his own capacity, as true and lawful attorneys-in-fact, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                                         TITLE                             DATE
                  ---------                                         -----                             ----

/s/  Michael E. Satz                                Chairman of the Board, Chief                 October 7, 1997
----------------------------------------------      Executive Officer and President
Michael E. Satz                                     (Principal Executive Officer)



/s/  David A. Buzen                                 Executive Vice President                     October 7, 1997
----------------------------------------------      and Chief Financial Officer
David A. Buzen                                      (Principal Financial and
                                                    Accounting Officer)

/s/  Harrison W. Conrad                                            Director                      October 7, 1997
----------------------------------------------
Harrison W. Conrad


/s/  Richard L. Huber                                            Director                        October 7, 1997
----------------------------------------------
Richard L. Huber


/s/  Steven D. Kesler                                            Director                        October 7, 1997
----------------------------------------------
Steven D. Kesler


/s/  Steven H. Newman                                            Director                        October 7, 1997
----------------------------------------------
Steven H. Newman


/s/  Philip H. Robinson                                          Director                        October 7, 1997
----------------------------------------------
Philip H. Robinson


/s/  Edwin L. Russell                                            Director                        October 7, 1997
----------------------------------------------
Edwin L. Russell


/s/  Dan R. Skowronski                                           Director                        October 7, 1997
----------------------------------------------
Dan R. Skowronski


/s/  Barbara D. Stewart                                          Director                        October 7, 1997
----------------------------------------------
Barbara D. Stewart


/s/  Jeffrey F. Stuermer                                         Director                        October 7, 1997
----------------------------------------------
Jeffrey F. Stuermer

                                 EXHIBIT INDEX


Exhibit
Number                   Description                                                      Page
------                   -----------                                                      ----

3.1*      Certificate of Incorporation of Registrant (filed as Exhibit 3.01 to the Registrant's Registration Statement on Form S-1 (File No. 33-
          45286) and incorporated herein by reference).                                    --

3.2*      Bylaws of Registrant (filed as Exhibit 3.02 to the Form S-1 (File No.
          33-45286) and incorporated herein by reference).                                 --

4.1*      Specimen Common Stock Certificate (filed as Exhibit 4.01 to the
          Registrant's Form S-1 and incorporated herein by reference).                     --

5.1       Opinion of Hogan & Hartson L.L.P. regarding the legality of the
          securities being registered.                                                     10

10.1      Capital Re Corporation 1997 Employee Stock Option Plan.                          12

10.2      Capital Re Corporation Performance Share Plan.                                   26

10.3      Capital Re Corporation Annual Incentive Plan for Covered Executive
          Officers.                                                                        38

23.1      Consent of Ernst & Young LLP Independent Auditors.                               41

23.2      Consent of Hogan & Hartson L.L.P. (included in their opinion filed as
          Exhibit 5.1 hereto).                                                             --

24.1      Power of Attorney (included on signature page).                                   7

99.2      Section 145 of the Delaware General Corporation Law.                             42


*incorporated by reference